SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 21, 2008
Date of Report (Date of earliest event reported)

 FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

000-50230	54-1873198
(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
(Address of Principal Executive Office) (Zip Code)

(703) 312-9500
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On February 21, 2008, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the quarter ended December 31, 2007. A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

Exhibit.

99.1	Friedman, Billings, Ramsey Group, Inc. Press Release dated February 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Friedman, Billings, Ramsey Group, Inc.

Date: February 21, 2008	By:	/s/ Kurt R. Harrington
Kurt R. Harrington
Executive Vice President, Chief Financial
Officer and Treasurer